Certain Transactions	3 Months Ended
Mar. 31, 2025
Certain Transactions [Abstract]
Certain Transactions
Note 3. Certain Transactions
MakerBot and Ultimaker transaction ("Ultimaker")
On August 31, 2022, Stratasys completed the merger of MakerBot (previously, a wholly-owned subsidiary) with Ultimaker, which together formed a new entity under the name Ultimaker.
The Company accounts for its investment in the combined company Ultimaker according to the equity method in accordance with ASC Topic 323, as it has retained the ability to exercise significant influence but does not control the new entity. The Company recognized an equity method investment in a total amount of $105.6 million comprised of the assumed fair value of the MakerBot shares and additional amount invested in cash by the Company, representing a share of 46.5% in the new entity.
On March 22, 2024, Ultimaker's shareholders agreed to provide it with additional funding of $8.0 million in cash, out of which $4.5 million was funded by the Company.
During 2024, Ultimaker experienced an improvement in its operating results. However, market conditions remained challenging, especially in the market segment of Ultimaker, with significant competition, resulting in actual revenue that was lower than under prior expectations. The Company considered such events as indicators of potential impairment and accordingly performed an impairment analysis for its investment in Ultimaker. Based on such valuation, the fair value of the investment was estimated below its carrying amount and such reduction in fair value was determined to be other than temporary.
Accordingly, the Company recorded an impairment charge in an amount of $30.1 million, which was recorded in share in losses of associated companies in the Consolidated Statements of Operations and Comprehensive Loss. Management’s cash flow projections for the fair value of the Company's investment in Ultimaker are based on significant judgments and assumptions relating to the cash flow projections, future growth and future profitability. Actual results could differ from those estimates, and such differences could be material and may result in other than temporary reduction in fair value, which could lead to additional impairments in the carrying value of the Ultimaker investment.
As of March 31, 2025 and December 31, 2024 the Company's equity investment in Ultimaker amounted to $37.4 million and $39.1 million, respectively, which represents the Company's investment in Ultimaker, net of the Company's share in Ultimaker's net losses. The Company's share in losses of Ultimaker for the three-month periods ended March 31, 2025 and 2024 was approximately $1.7 million and $1.9 million, respectively.
Other long-term investments
In addition to the investment in Ultimaker, other investments included under Long-term investments represent investments in non-marketable equity securities and convertible notes of several companies without readily determinable fair value in which the Company does not have a controlling interest or significant influence. One entity from this group became public during the first quarter of 2021 and accordingly the investment is now treated as a marketable equity investment. During the three months ended March 31, 2025 and during 2024, the Company invested a total of $4.1 million and $13.8 million, respectively, in non-marketable equity securities and convertible notes of several companies. As of March 31, 2025 and December 31, 2024, the total amount invested by the Company in other long-term investments was $43.4 million and $41.1 million, respectively.